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                                                                  Exhibit 10.17


                       DECLARATION OF REGISTRATION RIGHTS

        This Declaration of Registration Rights ("Declaration") is made as of August 13, 1997 by The Vantive Corporation, a Delaware corporation ("Buyer") for the benefit of the holders of common stock ("Holders") of Innovative Computer Concepts, Inc., a Delaware corporation ("Target"), who are acquiring shares of Common Stock of Buyer pursuant to that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), among Buyer, Target and Igloo Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Buyer ("Sub").

        1.      Definitions. As used in this Declaration:

                (a) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

        (b) "Employee Holder" means a Holder who was employed by Target immediately prior to the Effective Time of the Merger Agreement.

        (c)     "Non-Employee Holder" means a Holder who is not an Employee
Holder.

        (d) "Registrable Shares" means (i) for each Non-Employee Holder, the shares of Buyer Common Stock issued to such Holder pursuant to the Merger Agreement, together with all other shares of Buyer Common Stock issued in respect thereof (by way of stock split, dividend or otherwise), and (ii) for each Employee Holder, twenty-five percent (25.0%) (rounded up to the nearest whole share) of the shares of Buyer Common Stock issued to such Holder pursuant to the Merger Agreement, together with all other shares of Buyer Common Stock issued in respect thereof (by way of stock split, dividend or otherwise). Registrable Shares shall not include any shares of Buyer Common Stock transferred by a Holder pursuant to Section 6 hereof to any person who does not agree to be bound by the terms of this Declaration.

        (e)     "SEC" means the Securities and Exchange Commission.

        (f)     "Securities Act" means the Securities Act of 1933, as amended.

        (g) "Holder" means: (i) a holder of Target Common Stock to whom Registrable Shares are issued pursuant to the Merger Agreement, for as long as such holder continues to hold such shares, or (ii) a transferee of Registrable Shares by a Holder, to whom registration rights under this Declaration are assigned pursuant to Section 6 of this Declaration.
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                (h)     "NASD" means the National Association of Securities
Dealers, Inc.

        Capitalized terms not otherwise defined herein have the meanings given to them in the Merger Agreement.

        2.      Registration Rights.

                (a) On or before thirty (30) days after the Effective Time, the Company will file a registration statement on Form S-3 to permit the sale and distribution of all of the Holders' Registrable Shares and thereafter shall use its best efforts to secure the effectiveness of such registration statement at the earliest practicable date.

                (b) Each Holder shall provide all information to Buyer as may be required to be included in such registration statement on behalf of such Holder in order to permit Buyer to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. The provision of such information by a Holder is a condition precedent to the obligations of Buyer pursuant to this Declaration with respect to the Registrable Shares held by such Holder.

        3.      Obligations of Buyer.

                (a) Subject in each case to the limitations of Section 2 above, Buyer shall (i) prepare and file with the SEC a registration statement in accordance with Section 2 hereof with respect to the Registrable Shares and shall use all reasonable efforts to cause such registration statement to become effective as promptly as practicable after filing and to keep such registration statement effective until the Termination Date (as hereinafter defined); (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in each such registration statement until the Termination Date;
(iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Holder may reasonably request in order to effect the offering and sale of the Registrable Shares to be offered and sold, but only while Buyer shall be required under the provisions hereof to cause the registration statement to remain current; and (iv) use reasonable efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that Buyer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified). For purposes of this Section 3(a), "Termination Date" means the date one (1) year following the Effective Time, provided that Buyer is then making available "current public information" within the meaning of Rule 144(c) under the Securities Act (and if such information is not then being made available by Buyer, the


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Termination Date shall mean the first date thereafter that Buyer is making such information available.

        (b) Buyer shall notify each Holder, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by Buyer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) of the happening of any event which makes any statement made in the registration statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Buyer may, upon the happening of any event of the kind described in clauses (ii), (iii), (iv) or
(v) hereof, suspend use of the prospectus on written notice to each Holder, in which case each Holder shall discontinue disposition of Registrable Shares covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed. Buyer shall use its reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. Buyer shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment. Buyer shall, upon the occurrence of any event contemplated by clause (iv) or (v) above, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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        4.  EXPENSES. Buyer shall pay all of the out-of-pocket expenses incurred, other than underwriting discounts and commissions, in connection with any registration of Registrable Shares pursuant to this Declaration, including, without limitation, all SEC, NASD and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of Buyer's outside counsel and independent accountants and a single counsel for all of the Holders.

        5. INDEMNIFICATION. In the event of any offering registered pursuant to this Declaration:

            (a) Buyer will indemnify each Holder, each underwriter of such Registrable Shares, and each person controlling a Holder or such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus, or any amendment or supplement thereto, incident to any offering registered pursuant to this Declaration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any violation by Buyer of any rule or regulation promulgated under the Securities Act, or state securities laws applicable to Buyer in connection with any such registration, and subject to Section 5(c), will reimburse each such Holder, and each person controlling such Holder, for any legal and any other out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Buyer will not be liable to any Holder or the controlling person of such Holder in any such case to the extent that any such claim, loss, damage, or liability arises out of or is based in any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Buyer by such Holder or controlling person and stated to be specifically for use therein.

            (b) Each Holder will, if Registrable Shares held by such Holder are included in the securities as to which such registration qualification or compliance is being effected, indemnify Buyer, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of Buyer's securities covered by such a registration statement, each underwriter, if any, of Buyer's securities covered by such a registration statement, each person who controls Buyer or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, and such Holder's legal counsel and independent accountants, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Buyer, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending
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any such claim loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Buyer by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be several and not joint and shall be limited to an amount equal to the respective net proceeds before expenses and commissions to each such Holder of Registrable Shares sold as contemplated herein.

        (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party receives written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Declaration, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. Notwithstanding the foregoing sentence, the Indemnified Party may retain its own counsel to conduct the defense of any such claim or litigation, and shall be entitled to be reimbursed by the Indemnifying Party or expenses incurred by the Indemnified Party in defense of such claim or litigation, in the event that the Indemnifying Party does not assume the defense of such claim or litigation within sixty days after the Indemnifying Party receives notice thereof from the Indemnified Party. Further, an Indemnifying Party shall be liable for amounts paid in settlement of any such claim or litigation only if the Indemnifying Party consents in writing to such settlement (which consent shall not be reasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

        (d)  If the indemnification or reimbursement sought pursuant to this
Section 5 is judicially determined by a court of competent jurisdiction to be unavailable, then the Company on the one hand and the Holders on the other hand shall contribute to the claims, losses, damages, liabilities and expenses for which such indemnification or reimbursement is held unavailable (i) in such proportion as is appropriate to reflect the relative benefits to the Buyer, on the one hand, and the Holders on the other hand, in connection with the transactions to which indemnification or reimbursement relates, or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative faults

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of the Buyer on the one hand and the Holders on the other hand, as well as any other equitable considerations; provided, however, that in no event shall the amount to be so contributed by each Holder exceed the net proceeds before expenses and commissions of that Holder of Registrable Shares sold as contemplated herein.

                (e)     The obligations of Buyer and each Holder under this
Section 5 shall survive the completion of any offering of stock in a registration statement under this Declaration and otherwise.

        6. Assignment of Registration Rights. The rights to cause Buyer to register Registrable Securities pursuant to this Declaration may be assigned by a Holder to a transferee of Registrable Shares only if: (a) Buyer is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being assigned and a copy of a duly executed written instrument in form reasonably satisfactory to Buyer pursuant to which such transferee assumes all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby; (b) immediately following such transfer, the disposition of such Registrable Securities by the transferee is restricted under the Securities Act; and (c) no less than 5,000 shares of Buyer Common Stock (adjusted for stock splits, dividends, combinations of the like) have been transferred to transferee.

        7. Amendment of Registration Rights. The Holder of a majority of the Registrable Shares then outstanding may, with the consent of Buyer, amend the registration rights granted hereunder.

        8. Obligations of Holders. By exercising any rights hereunder, each Holder shall be deemed to assume all obligations of a Holder hereunder as though such Holder were a signatory hereto. Buyer may require Holders to execute an instrument whereby such Holders expressly assume all obligations of Holders hereunder as a condition precedent to any obligations of Buyer hereunder.

        9. Merger. Buyer shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which Buyer is not the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of Buyer under this Declaration, and for that purpose, references hereunder to Registrable Securities shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities in such transaction; provided, however, that the provisions of this Section 9 shall not apply in the event of any merger, consolidation or reorganization in which Buyer is not the surviving corporation if all Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register for resale to the public pursuant to the Securities Act within 90 days of completion of the transaction.
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        IN WITNESS WHEREOF, the Buyer has executed this Declaration as of the date first written above.


                                        BUYER:

                                        The Vantive Corporation

                                        By_____________________

                                        Its____________________